Exhibit 99.1

Page 1 1 Steve Oldham President and Chief Executive Officer UBS 36th Annual Global Media & Communications Conference

2 Forward Looking Statements Statements made in this presentation that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as may, will, should, expect, plan, anticipate, or project, or the negative of those words, or other comparable words. We undertake no obligation to update, or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the company’s actual results to differ from those projected in such forward-looking statements. Important factors that could cause actual results to differ from those set forth in the forward-looking statements include, but are not limited to: advances in telecommunications technology, changes in the telecommunications regulatory environment, changes in the financial stability of other telecommunications providers who are customers of the company, changes in competition in markets in which the company operates, adverse circumstances affecting the economy in California, Kansas and Missouri in general, and in the Sacramento, California Metropolitan and greater Kansas City Metropolitan areas in particular, the availability of future financing, changes in the demand for services and products, new product and service development and introductions, and pending and future litigation. Non-GAAP Financial Measures This presentation contains information about earnings before interest, taxes, deprecation and amortization (EBITDA) and EBITDA margin. These are non-GAAP financial measures used by SureWest Communications management when evaluating results of operations. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations with past periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP financial measures. Detailed reconciliations of EBITDA are included in the quarterly and annual earnings release information available in the Investor Relations section of www.surewest.com. Safe Harbor Statement

3 SureWest A bundled voice, video and data communication provider to residential and business customers Competitive over-builder in the Sacramento and Kansas City markets and an ILEC in a portion of the Sacramento market Overview Marketable Homes: 296,600 Residential: 272,700 Broadband and Telecom RGUS Business: 15,700 Broadband and Telecom Customers

4 Residential Broadband Markets Networks: 1. Fiber-to-the-home (“FTTH”) active optical network – 100 mbps symmetrical connection to home 2. 870 MHz hybrid fiber coaxial (HFC) Network- 165 homes/node with potential for 80 h/n 3. Copper network in the ILEC- 100% DSL serviceable, 2nd year of upgrading to FTTH Marketable homes: Total 296,600 1. FTTH: Sacramento 128,400; Kansas City 8,000 projected for Q408 2. HFC: Kansas City 92,700 3. Copper: Sacramento 74,900 Sacramento Market Kansas City Market ILEC OVER-BUILD

5 Focus Growth Differentiation SureWest’s Strategy Focus Differentiation Growth Core business Subscribers, RGUs, and ARPU Efficient operations and EBITDA Superior network Highest data speed available Vastly superior IPTV service A platform for advanced IP services Operating efficiencies Outperform competitor’s customer service Grow the network through acquisition and network expansion Increase penetration on existing network Grow residential and business revenues

6 Focus Growth Differentiation SureWest’s Strategy

7 Focus: Core Assets Divested Non-Core Assets while positioning the company focus on the Core Business February 2007 February 2008 May 2008 October 2008 Sale of Directories Business Acquisition of Everest Sale of Wireless Business Tower Sales Agreement $110 million sale price $173 million purchase price $69 million sale price $9.5-10.2 million Continue to review assets such as non-core real estate

8 $17 $9 $32 $5 0 10 20 30 40 50 60 Revenue EBITDA ($mm) Directories Wireless $49 $14 $20 $59 0 10 20 30 40 50 60 70 Revenue EBITDA ($mm) Everest (Kansas City) Focus: Core Assets With the acquisition of the Kansas City market, SureWest reallocated resources from non-core assets to assets with high financial growth opportunities Divested Non-Core Assets Acquired Core Network Assets After tax proceeds: $117m Purchase Price: $173m Note: Numbers based on full year 2006 for Directories and full year 2007 for Wireless and Kansas City Target Growth Business

9 Focus: Core Assets Quarterly Consolidated Revenue Quarterly Revenue by Service $26.2 $24.2 $17.6 $36.6 $0 $10 $20 $30 $40 $50 $60 Q307 Q308 ($m m) Telecom Broadband $43.8 $60.8 39% increase By Service With the acquisition of the Kansas City market, SureWest’s transformation presents significant growth opportunities *Access/Other revenue includes Switched Access, High Cost Fund, CCL NECA, Surcharges, Ad Insertion, and Fixed Wireless revenues 12% Acc/Other 17% Acc/Other 22% Telco Res 13% Telco Res 9% Voice 5% Voice 16% Data 17% Data 9% Video 17% Video 32% Business 31% Business Q307 Q308 Access/Other* Telecom Res Voice Data Video Business $43.8 $60.8 39% increase 43% 29%

10 Focus: Subs, RGUs & ARPU Bundles increase subscriber ARPU and margin by lowering churn and increasing the opportunity to sell additional services. 1 Includes pro forma statistics for Kansas City for periods prior to acquisition. Bundle % and Subscriber ARPU only includes markets where triple-play services are available. $106 Subscriber ARPU includes only residential voice, video and data revenue, associated discounts, end user fees, and is net of bad debt. It does not include franchise fees, ad insertion or business revenues. The average bill of a Sacramento market customer subscribing to all three services is $133. Residential Broadband Subs & Bundle % 1 Residential RGU and Subscriber ARPU 1 $31 $61 $36 $36 $33 $59 Q307 Q308 Voice Video Data $106 $106 65.6% 65.8% 25.5% 24.5% 9.9% 8.7% Q307 Q308 3 Play 2 Play 1 Play 95k Subs 101k Subs

11 Focus: Efficient Operations Labor Savings Reduced labor base from over 1,000 in 2004 to less than 750 in the Sacramento market Implemented a “pay for performance” merit payment system for every employee Added an industry leading benefit plan Flex-time, education reimbursement, child care benefits, health club dues, relaxed dress code, work from home and home dispatch Hard freeze of the defined benefit pension plan (04/01/07) Employee turnover rate has declined from 20% in 2006 to 12% in 2008 Outsourced to provide cost savings and scalability Fleet maintenance Payroll Accounts Payable Remittance processing

12 Focus: EBITDA Continual focus on Broadband residential and business revenue growth and margin Strategically offset Telecom revenue loss due to industry wide declining access line loss 1 Operating EBITDA represents income (loss) from operations excluding taxes, depreciation and amortization and all other non-operating income/expense Operating EBITDA 1 ($0.9) $3.8 $16.0 $14.8 ($4) $0 $4 $8 $12 $16 $20 Q307 Q308 ($ mm) Broadband Telecom $15.1 $18.6 Driver $ chg YOY Q308 Telecom ($m) ($1.2) $14.8 EBITDA 1 ($1.0) $14.0 Operating Exp ($2.1) $28.8 Total Telecom Revenue ($0.0) $5.1 Other/IC Revenue ($0.9) $5.9 Access $0.8 $10.1 Business ($2.0) $7.8 Residential - Declining MOU & CHCF - Vertical sales growth - Declining Access Lines

13 Focus Growth Differentiation SureWest’s Strategy

14 Source: Wall Street Journal, “Net Gain: Cities Start Own Efforts To Speed Up Broadband”, May 19, 2008 The US lags behind much of the modern world in terms of broadband download speed Differentiation: Superior Network 63.6 50 49.5 21.7 17.6 16.8 8.8 8.1 7.9 7.7 7.6 7.2 6.3 6.1 6.0 4.9 4.6 4.2 3.5 3.3 3.1 2.6 9.2 0 10 20 30 40 50 60 70 Japan SureWest South Korea Finland France Sweden Netherlands Portugal Poland Norway Canada Austria Belgium Iceland Germany US Denmark Italy Slovak Republic Hungary Luxemburg UK Average (Average Mbps)

15 Differentiation: Superior Network With a FTTH network offering 50mbps symmetrical connections and a 870 MHz FTTN network offering 10mbps connections, SureWest’s network is far superior to the other competitors in our footprint 1 Mbps 3 Mbps 10 Mbps 20 Mbps 50 Mbps 5MB Music Track 40 sec 13.3 sec 4 sec 2 sec 0.8 sec 25MB Video Clip 3.5 min 70 sec 21 sec 10.5 sec 4.2 sec Standard Movie* 3.7 hrs 1.2 hrs 22 min 11 min 4.4 min HD Movie** 12 hrs 4 hrs 1.2 hrs 36 min 14.4 min SPEED Competitor Download Speed SUREWEST FIBER * Standard def movie file size 1.5 GB ** HD movie file size 5 GB Data Sources: SureWest Marketing Estimates, 2008 Company Public Information, 2008 Copper 50% of all SureWest 50% of all SureWest Data customers subscribe to speeds greater than 5Mbps Competitor Upload Speed Advanced Copper/HFC

16 Focus Growth Differentiation SureWest’s Strategy

17 Growth: Targeted Capital Spend Estimate for 2009 includes a moderate network expansion and ILEC upgrade plan with a focus on increasing penetration, ARPU and generating free cash flow Capital Expenditures 25% 29% 35% 22% 22% 54% 45% 28% 44% 17% 21% ~$16m 26% ~$20m 37% ~$24m 34% ~$29m 61% ~$34m $- $20 $40 $60 $80 $100 2005 2006 2007 2008E 2009E $ in millions Maintenance Network Expansion Success Based $78 $76 $65 $85 - $87 $55 - $60

18 Growth: Existing Network Residential Service Opportunities Attractive market demographics High average household income Sacramento market: Placer County~$70,000; Sacramento County ~$55,000 Kansas City market: Johnson County~$90,000; Kansas City ~$67,000 High acceptance of superior products Sacramento Market Penetration of 30.5% RGUs per sub 1.77 Triple Play RGUs per sub 2.43 Kansas City Market Penetration is 41.4% RGUs per sub 2.71 Source: thinkkc.com; Data Source: California Employment Development Dept and US Bureau of Labor statistic. Muninet/US Census Bureau Q307 is ProForma to include Kansas City market prior to acquisition for comparability purposes Increased penetration and RGUs per sub Higher potential revenue per customer Penetration 33.9% 33.6% > 35.0% 25.0% 27.0% 29.0% 31.0% 33.0% 35.0% Q307 Proforma Q308 Target RGUs per Sub (Triple Play Markets) >2.75 2.60 2.60 2.20 2.30 2.40 2.50 2.60 2.70 2.80 Q307 Proforma Q308 Target

19 Growth: Business Revenue Opportunities Sacramento Market 343 mile fiber ring extending to all major points in the Sacramento area Business customers Broadband 4,400 with $405 ARPU Telecom 9,400 with $354 ARPU Kansas City Market 60 miles fiber ring around Kansas City metropolitan area Business customers 1,970 with $698 ARPU

20 Pro Forma Business Revenue Growth Growth: Broadband Revenue Pro Forma Residential Revenue Growth Pro Forma for Kansas City for periods prior to acquisition $9 $10 $10 $11 $5 $5 0 5 10 15 20 25 30 Q307 Q308 ($mm) Data Video Voice $24.2 $26.1 +8% Y-o-Y $7.4 $9.3 0 2 4 6 8 10 Q307 Q308 ($mm) +26% Y-o-Y

21 Growth: Financial Flexibility Two distinct markets in California and Kansas provide political, geographic, and economic diversity Current leverage ratio of 3.1x and interest coverage ratio of 6.4x provides financial flexibility. 1) Calculated on a trailing 12 month Pro Forma basis including Kansas City periods prior to acquisition Leverage (1) Leverage Ratio 2.0x 3.1x Q407 Q308 (1) Debt/EBITDA Debt $121.8 $233.8 0 50 100 150 200 250 Q407 Q308 ($mm) Debt

22 Growth: Financial Flexibility All debt is unsecured Q308 average weighted cost of debt is 5.9% Q308 Debt Maturity Date Outstanding ($m) Interest Rate Series A Senior Notes December 9, 2013 $21.8 6.30% Series B Senior Notes March 13, 2013 $60.0 4.74% CoBank Term A May 1, 2012 $40.0 7.04% CoBank Term A & B May 1, 2012 $110.0 LIBOR + 2.50% Co Bank Revolver May 1, 2012 $2.0 LIBOR + 2.50% Total Long Term Debt $233.8 Future Debt Payments ($m) 2008 $3.6 2009 $15.6 2010 $15.6 2011 $15.6 2012 $167.8 2013 $15.6

23 Summary SureWest is positioned to succeed Focused on core Broadband revenue growth Favorable geographic, demographic and revenue diversity Proven ability to adapt and execute Superior network that will generate future revenue streams Financial flexibility to grow the network through acquisition, expansion and penetration